                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 26, 2006
                                                         ----------------

                              --------------------

                             THE QUIGLEY CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Nevada                   0-21617                     23-2577138
-------------------------------------------- -----------------------------------
(State or Other Jurisdiction      (Commission                   (IRS Employer
      of Incorporation)           File Number)               Identification No.)

Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number, including area code (215) 345-0919

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 26, 2006, The Quigley  Corporation (the "Company")  issued a press  release  announcing  its  financial  results for the third  quarter ended
September  30, 2006.  The full text of the press  release is attached  hereto as
Exhibit 99.1.

         The information  furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto,  shall not be considered "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended,  or otherwise subject to the liability of such section, nor shall it be incorporated by reference  into future  filings by the Company  under the  Securities  Act of
1933,  as amended or under the  Securities  Exchange  Act of 1934,  as  amended, unless  the  Company  expressly  sets  forth in such  future  filing  that  such information is to be considered "filed" or incorporated by reference therein.

ITEM 8.01      OTHER EVENTS.

         On October 26,  2006,  the  Company  issued a press  release  providing updates on the status of its pharmaceutical pipeline. The full text of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

       (d)     Exhibits.

       Exhibit No.       Description
       -----------       -----------

       99.1              Press Release dated  October 26, 2006  reporting  third
                         quarter ended September 30, 2006 preliminary  unaudited
                         earnings  and  updates on the  status of the  Company's
                         pharmaceutical pipeline.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE QUIGLEY CORPORATION
                                          (Registrant)

Date: October 26, 2006
                                  By:  /s/ George J. Longo
                                      ------------------------------------------
                                Name: George J. Longo
                               Title: Vice President and Chief Financial Officer